Significant Accounting Policies (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Significant Accounting Policies (Textual)
Percentage of monthly deposit at a rate	8.33%
Net increase in total assets	$ 1,400
impairment of leased systems and system components recognized in cost of revenues	$ 1,191	$ 340	$ 225